UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 3, 2007 (August 3, 2007)

                           ---------------------------

                            Arbor Realty Trust, Inc.

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             (Exact name of registrant as specified in its charter)

            Maryland             001-32136             20-0057959
            --------             ---------             ----------
         (State or other        Commission            (IRS Employer
         jurisdiction of        File Number)        Identification No.)
         incorporation)

       333 Earle Ovington Boulevard, Suite 900 Uniondale, New York 11553
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              (Address of principal executive offices) (Zip Code)

                                 (516) 832-8002
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              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Arbor Realty Trust, Inc.

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                           Current Report on Form 8-K

Item 2.02  Results of Operations and Financial Condition.

      On August 3, 2007, Arbor Realty Trust, Inc. issued a press release announcing its earnings for the quarter ended June 30, 2007, a copy of which is attached hereto as Exhibit 99.1.

Item 9.01  Financial Statements and Exhibits.

(d)   Exhibits

      Exhibit
      Number     Description
      ------     -----------

      99.1       Press Release, dated August 3, 2007.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 3, 2007                      ARBOR REALTY TRUST, INC.


                                            By:      /s/ Walter K. Horn
                                                -------------------------------
                                            Name:    Walter K. Horn
                                            Title:   General Counsel, Secretary
                                                     and Director of Compliance

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                                  EXHIBIT INDEX

        Exhibit Number
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             99.1             Press Release, dated August 3, 2007.